                                  EXHIBIT 10.14

                          CONSENT TO SUBLEASE AGREEMENT

         This Consent to Sublease Agreement (this "Agreement") is made as of September 17, 1999 by and among Spieker Properties, L.P., a California limited partnership ("Master Landlord"), Lynx Therapeutics, Inc., a Delaware corporation ("Sublandlord"), and Kosan Biosciences Incorporated, a California corporation ("Subtenant").

                                    Recitals

         This Agreement is made with regard to the following facts:

         A. Master Landlord and Sublandlord, as tenant, entered into a Lease dated June 28, 1993, (the "Master Lease"), for premises located at 3832 Bay Center Place, Hayward, California (the "Premises") in the office building commonly known as Bay Center II Business Park, Building A (the "Building"). Initially capitalized terms not otherwise defined herein shall have the same meanings as described in the Lease.

         B. Under the terms of Paragraph 21 of the Master Lease, Sublandlord has requested Master Landlord's consent to the Amendment to Sublease Agreement dated September 15, 1999, between Sublandlord and Subtenant (the "Sublease"), which would sublease to Subtenant a portion of the Premises, as more particular described in the Amendment to Sublease (the "Subleased Premises"). A copy of the Amendment to Sublease is attached to this Agreement as Exhibit A.

         C. Master Landlord is willing to consent to the Sublease on the terms and conditions contained in this Agreement.

         NOW THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for valuable consideration, the receipt and sufficiency of which are acknowledged by the parties, the parties agree as follows.

                  1. MASTER LANDLORD'S CONSENT. Master Landlord consents to the Sublease. This consent is granted only on the terms and conditions stated in this Agreement. Master Landlord is not bound by any of the terms, covenants, or conditions of the Sublease. The Sublease is subject and subordinate to the Master Lease.

                  2.       LIMITS OF CONSENT.

                           2.1      NONRELEASE OF SUBLANDLORD; FURTHER
TRANSFERS; RECAPTURE RIGHTS. Neither the Sublease nor this Agreement will:

                                    (a)      release Sublandlord from any
liability, whether past, present or future, under the Master Lease;

                                    (b)      alter the primary liability of
Sublandlord to pay the Rent and perform all of Tenant's obligations under the Master Lease (including the payment of all bills rendered by Master Landlord for charges incurred by Subtenant for services and materials supplied to the Subleased Premises);

                                    (c)      be construed as a waiver of Master
Landlord's right to consent to any proposed transfer after the date hereof by Sublandlord under the Master Lease or Subtenant under the Sublease, or as a consent to any portion of the Subleased Premises being used or occupied by any other party; or

                                    (d)      limit Master Landlord's right, in
the event of a proposed future sublease, to recapture any portion of the Premises, including the Subleased Premises, affected by that proposed sublease, as provided in Paragraph 21 of the Master Lease.

                           Master Landlord may consent to the subsequent
sublease and assignment of the Sublease or any amendments or modifications to the Sublease without notifying Sublandlord or anyone else liable under the Master Lease, including any guarantor of the Master Lease, and without obtaining their consent. No such action by


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Master Landlord will relieve those persons from any liability to Master Landlord or otherwise with regard to the Subleased Premises. Notwithstanding the foregoing, nothing contained herein shall diminish any obligation of Subtenant to obtain Sublandlord's approval prior to taking any such actions.

                  3.       RELATIONSHIP WITH MASTER LANDLORD

                           3.1      EFFECT OF SUBLANDLORD DEFAULT UNDER MASTER
LEASE. If Sublandlord defaults in the performance of its obligations under the Master Lease, Master Landlord may, without limiting its other rights and remedies, by notice to Sublandlord and Subtenant, elect to receive and collect, directly from Subtenant, all rent and any other sums owing and to be owed under the Sublease, as further set forth in Section 3.2 below.

                           3.2      MASTER LANDLORD'S ELECTION TO RECEIVE RENTS.
Master Landlord will not, as a result of the Sublease, or as a result of the collection of rents or any other sums from Subtenant under Section 3.1 above, be liable to Subtenant for any failure of Sublandlord to perform any obligation of Sublandlord under the Sublease.

                           Sublandlord irrevocably authorizes and directs
Subtenant, on receipt of any written notice from Master Landlord stating that a default exists in the performance of Sublandlord's obligations under the Master Lease, to pay to Master Landlord the rents and any other sums due and to become due under the Sublease. Sublandlord agrees that Subtenant has the right to rely on any such statement from Master Landlord, and that Subtenant will pay those rents and other sums to Master Landlord without any obligation or right to inquire as to whether a default exists and despite any notice or claim from Sublandlord to the contrary. Sublandlord will not have any right or claim against Subtenant for those rents or other sums paid by Subtenant to Master Landlord. Master Landlord will credit Sublandlord with any rent received by Master Landlord under this assignment, but the acceptance of any payment on account of rent from Subtenant as the result of a default by Sublandlord will not: (a) be an attornment by Master Landlord to Subtenant or by Subtenant to Master Landlord; (b) be a waiver by Master Landlord of any provision of the Master Lease; or (c) release Sublandlord from any liability under the terms, agreements, or conditions of the Master Lease. No payment of rent by Subtenant directly to Master Landlord, regardless of the circumstances or reasons for that payment, will be deemed an attornment by Subtenant to Master Landlord in the absence of a specific written agreement signed by Master Landlord to that effect.

                           3.3      MASTER LANDLORD'S ELECTION OF TENANT'S
ATTORNMENT. In the event the Master Lease is terminated prior to the expiration of the term of the Sublease, Master Landlord shall have the right, pursuant to notice to Subtenant, to succeed to Sublandlord's interest in the Sublease and cause Subtenant to attorn to Master Landlord. Master Landlord will assume the obligation of Sublandlord under the Sublease from the time of the exercise of the option, but Master Landlord will not be:

                                    (a)      liable for any rent paid by
Subtenant to Sublandlord more than one month in advance, or any security deposit paid by Subtenant to Sublandlord;

                                    (b)      liable for any act or omission of
Sublandlord under the Master Lease or for any default of Sublandlord under the Sublease which occurred prior to the Master Landlord's assumption;

                                    (c)      subject to any defenses or offsets
that Subtenant may have against Sublandlord which arose prior to Master Landlord's assumption; or

                                    (d)      bound by any changes or
modifications made to the Sublease without the written consent of Master
Landlord.

                  4. CONSIDERATION FOR SUBLEASE. Sublandlord and Subtenant represent and warrant that there are no additional payments of rent or any other consideration of any type which has been paid or is payable by Subtenant to Sublandlord in connection with the Sublease, other than as disclosed in the Sublease.


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

                  5.       GENERAL PROVISIONS

                           5.1      BROKERAGE COMMISSION. Sublandlord and
Subtenant agree that Master Landlord will not be liable for any brokerage commission or finder's fee in connection with the consummation of the Sublease or this Agreement. Sublandlord and Subtenant will protect, defend, indemnify, and hold Master Landlord harmless from any brokerage commission or finder's fee in connection with the consummation of the Sublease or this Agreement, and from any cost or expense (including attorney fees) incurred by Master Landlord in resisting any claim for any such brokerage commission or finder's fee. The provisions of this Section 5.1 shall survive the expiration or earlier termination of the Sublease and this Agreement.

                           5.2      NOTICE. Any notice that may or must be given
by any party under this Agreement will be delivered (i) personally, (ii) by certified mail, return receipt requested, or (iii) by a nationally recognized overnight courier, addressed to the party to whom it is intended. Any notice given to the Master Landlord, Sublandlord or Subtenant shall be sent to the respective address set forth on the signature page below, or to such other address as that party may designate for service of notice by a notice given in accordance with the provisions of this Section 5.2.

                           5.3      CONTROLLING LAW. The terms and provisions of
this Agreement will be construed in accordance with, and will be governed by, the laws of the State of California.

                           5.4      ENTIRE AGREEMENT; WAIVER. This Agreement
constitutes the final, complete and exclusive statement between the parties to this Agreement pertaining to the terms of Master Landlord's consent to the Sublease, supersedes all prior and contemporaneous understandings or agreements of the parties, and is binding on and inures to the benefit of their respective heirs, representatives, successors and assigns.

                           5.5      WAIVER OF JURY TRIAL; ATTORNEY FEES. If any
party commences litigation against any other party for the specific performance of this Agreement, for damages for the breach hereof or otherwise for enforcement of any remedy hereunder, the parties waive any right to a trial by jury and, in the event of any commencement of litigation, the prevailing party shall be entitled to recover from the applicable party such costs and reasonable attorney fees as may have been incurred.

                           5.6      COUNTERPARTS. This Agreement may be executed
and acknowledged in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one agreement.


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         The parties have executed this Agreement as of the above date.

Master Landlord:

SPIEKER PROPERTIES, L.P.,                            Master Landlord Address:
a California limited partnership

                                                     2200 Powell Street
By:  Spieker Properties, Inc.,                       Suite 325
     a Maryland corporation,                         Emeryville, CA 94608
     its general partner

     By: /s/ [ILLEGIBLE]
        ----------------------------------------
     Its: Senior Vice President
         ---------------------------------------

Sublandlord:

Lynx Therapeutics, Inc.                              Sublandlord Address:
a Delaware corporation
                                                     25861 Industrial Blvd.
                                                     Hayward, CA 94544

     By: /s/ [ILLEGIBLE]
        ----------------------------------------
     Its: Chief Financial Officer
         ---------------------------------------

Subtenant:

Kosan Biosciences, Inc.                              Subtenant Address:
a California corporation
                                                     3832 Bay Center Place
                                                     Hayward, CA 94544

     By: /s/ [ILLEGIBLE]
        ----------------------------------------

     Its:         COO
         ---------------------------------------


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

                              AMENDMENT TO SUBLEASE

         This AMENDMENT TO SUBLEASE (this "Amendment") is dated as of this 15th day of September, 1999 by and between LYNX THERAPEUTICS, INC., a Delaware corporation ("Sublessor") and KOSAN BIOSCIENCES INCORPORATED, a California corporation ("Sublessee").

                                    RECITALS

         A. Sublessor and Sublessee entered into a Sublease dated January 6, 1999 (the "Sublease"), for premises (the "Sublease Premises") with a street address of 3832 Bay Center Place, Hayward, California, and more particularly described in the Sublease;

         B. Pursuant to the terms of the Sublease, Sublessee desires to sublease from Sublessor the Remaining Premises (as defined therein), which represents the balance of the Premises leased by Sublessor under the Master Lease.

         C. Sublessor and Sublessee now desire to amend the Sublease to include the Remaining Premises on the terms and conditions set forth herein. Capitalized terms used in this Amendment and not otherwise defined shall have the meanings assigned to them in the Sublease.

                                    AGREEMENT

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sublessor and Sublessee hereby agree as follows:

         1. SUBLEASE PREMISES. Commencing on the later of (i) September 15, 1999, or (ii) the date on which Sublessor has delivered possession of the Remaining Premises to Sublessee in the condition required by this Amendment (the "Expansion Date"), the term "Sublease Premises" shall mean the Premises (as defined in the Master Lease) and Exhibit B to the Sublease shall be deleted. Sublessor shall use commercially reasonable efforts to deliver possession of the Remaining Premises to Sublessee in the condition required hereunder on September 15, 1999, or as soon thereafter as practicable. Commencing on the Expansion Date, Sublessee shall have the nonexclusive use of all parking spaces leased to Sublessor pursuant to the Master Lease. Notwithstanding said Expansion Date, if for any reason Sublessor cannot deliver possession of the Remaining Premises to Sublessee on Said date, Sublessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Sublease or the obligations of Sublessee or Sublessor hereunder or extend the term hereof, but in such case Sublessee shall not be obligated to pay Rent or perform any other obligations hereunder with respect to the Remaining Premises until possession of the Remaining Premises is tendered to Sublessee. If the Expansion Date shall not have occurred by October 1, 1999, Sublessee shall have the right, until November 1, 1999, to terminate this Amendment upon written notice to Sublessor, whereupon, any monies previously paid or deposited by Sublessee to Sublessor hereunder shall promptly be refunded to Sublessee, and the Sublease shall be deemed unchanged by this Amendment.

         2. RENT. Commencing on the Expansion Date, the Base Rent schedule set forth in Section 4(a) of the Sublease shall be deleted and replaced with the following:

                                           MONTHLY RENT (EXCLUSIVE
                 PERIOD                    OF BASIC OPERATING COST)

         Expansion Date - 01/31/00               $82,360.80
         02/01/00 - 01/31/01                     $90,809.82
         02/01/01 - 01/31/02                     $93,338.72
         02/01/02 - 01/31/03                     $95,552.72
         02/01/03 - 07/31/03                     $97,766.72

Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly installment based on the number of days in the month at issue. Commencing on the Expansion Date, Sublessee's pro rata share (for purposes of calculating Additional Rent) shall be 100%, it being understood that Sublessee shall have no responsibility or liability for any Additional Rent obligations under the Sublease or this Amendment arising out of or related to any period of time prior to the Expansion Date. Upon mutual execution of this Amendment, Sublessee shall deposit with Sublessor the amount of $11,714.28 to be applied as a credit towards the first installment(s) of Base Rent due on and after the Expansion Date.

         3. SECURITY DEPOSIT. Upon mutual execution of this Amendment, Sublessee shall deposit with Sublessor the amount of $39,047.60, which amount shall be added to the Security Deposit and held by Sublessee in accordance with the terms of Section 5 of the Sublease.

         4. REMAINING PREMISES TAKEN AS-IS. Subject to Master Lessor's service, maintenance or repair obligations under the Master Lease, the Remaining Premises and all improvements will be taken over by Sublessee on the Expansion Date on an "as is" basis, provided Sublessor represents, warrants and covenants (now and as of the Expansion Date) that (i) all improvements to the Remaining Premises made by the Sublessor shall remain on the Remaining Premises and (X) have been constructed, installed, operated and maintained in accordance with all applicable laws, by-laws, roles, regulations, orders, permits and licenses and
(Y) all plumbing, HVAC, electrical and other building systems within the Remaining Premises are in good working order and repair and all other improvements currently in the Remaining Premises shall remain in the Remaining Premises, and (ii) the prior subtenant in the Remaining Space, Inex Pharmaceuticals (U.S.A.) has obtained all required "closure" from the necessary governmental agencies regarding its storage, use, disposal, transportation or handling of any Hazardous Materials in the Remaining Space. Except as set forth in the foregoing sentence, all provisions of the Sublease regarding the Sublease Premises shall apply to the Remaining Premises (including, without limitation, Sublessee's surrender obligations under Section 6 thereof, provided that the point of reference for Sublessee's surrender obligations for the Remaining Premises shall be the condition of such premises on the Expansion Date), it being understood that Sublessee shall have no liability or responsibility under the Sublease or this Amendment with respect to any claims, damages, costs, expenses or liabilities arising out of the occupancy, use or condition of the Remaining Premises during any period of time prior to the Expansion Date, unless caused by Sublessee or clue to Sublessee's negligence or willful misconduct.


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

         5. AMENDMENT TO SUBLEASE. Section 20 and Exhibit C of the Sublease are hereby deleted.

         6. BROKERAGE. Each party to this Agreement acknowledges that R. Randolph Scott ("Scott") of Cornish & Carey Commercial Realty acts as a real estate broker for Sublessor and may be entitled to a commission as a result of this Amendment. In the event Scott is entitled to a commission, Sublessor agrees that Sublessee shall bear no responsibility whatsoever for any commissions due to Scott. Notwithstanding anything to the contrary set forth above, each party to this Agreement warrants and represents to the other that, such party has not retained any other real estate broker, finder or any other person whose services would form the basis for any claim for any commission or fee in connection with this Amendment or the transactions contemplated hereby. Each party agrees to save, defend, indemnify and hold the other party free and harmless from any breach of its warranty and representation as set forth in the preceding sentence, including the other party's attorneys' fees.

         7. CONDITION PRECEDENT TO SUBLEASE AMENDMENT. This Amendment and the parties' obligations hereunder are subject to the receipt by Sublessor of the Master Lessor's consent to this Amendment. If such consent has not been obtained by Sublessor within thirty (30) days after the date of Sublessor's execution of this Amendment, Sublessee may, within ten (10) days thereafter, terminate this Amendment by written notice to Sublessor whereupon Sublessor shall return to Sublessee all sums paid by Sublessee to Sublessor in connection with its execution of this Amendment and the Sublease shall be deemed unchanged by this Amendment. Sublessor shall use commercially reasonable efforts to obtain Master Lessor's consent to this Amendment as soon as practicable.

         8. RATIFICATION. The Sublease, as amended by this Amendment, is hereby ratified by Sublessor and Sublessee and Sublessor and Sublessee hereby agree that the Sublease, as so amended, shall continue in full force and effect.

         9.       MISCELLANEOUS.

                  (a) VOLUNTARY AGREEMENT. The parties have read this Amendment and the mutual releases contained in it, and on the advice of counsel they have freely and voluntarily entered into this Amendment.

                  (b) ATTORNEY'S FEES. If either party commences an action against the other party arising out of or in connection with this Amendment, the prevailing party shall be entitled to recover from the losing party reasonable attorney's fees and costs of suit.

                  (c) SUCCESSORS. This Amendment shall be binding on and inure to the benefit of the parties and their successors.

                  (d) COUNTERPARTS. This Amendment may be signed in two or more counterparts. When at least one such counterpart has been signed by each party, this Amendment shall be deemed to have been fully executed, each counterpart shall be deemed to be an original, and all counterparts shall be deemed to be one and the same agreement.

                  (e) TENANT IMPROVEMENTS. Subject to the consent and approval of Master Lessor and the requirements set forth in Section 12 of the Master Lease, Sublessor hereby consents to Sublessee's modification of the exhaust ducts and installation of 220 voltage electrical outlets in rooms 130 and 131 (collectively, the "Rooms") of the Remaining Premises to make the Rooms more suitable for its operations. Notwithstanding anything to the contrary set forth above, Sublessee shall obtain Sublessor's prior written approval for any further modifications of the Rooms or the Remaining Premises including, but not limited to, the installation of fume hoods in rooms 126 and 127 of the Remaining Premises.

         IN WITNESS WHEREOF, Sublessor and Sublessee have executed this Amendment as of the date first written above.

SUBLESSOR:

LYNX THERAPEUTICS, INC., a Delaware
corporation

By: [ILLEGIBLE]
   ----------------------------------------
Its: Chief Financial Officer
    ---------------------------------------

SUBLESSEE:

KOSAN BIOSCIENCES INCORPORATED, a
California corporation

By: /s/ Michael Ostrach
   ----------------------------------------

Its: Chief Operating Officer, V.P.
    ---------------------------------------


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